Exhibit 99.1

FOR IMMEDIATE RELEASE	MEDIA CONTACT: Lacey Dean (717) 735-8688
INVESTOR CONTACT: Pat Lafferty (717) 327-2556

FULTON FINANCIAL CORPORATION COMPLETES ACQUISITION OF BLUE FOUNDRY BANCORP

Transaction Expands Fulton’s Presence in Attractive New Jersey Markets

April 1, 2026 – LANCASTER, PA — Fulton Financial Corporation (Nasdaq: FULT) (“Fulton”) today announced the successful completion of its acquisition of Blue Foundry Bancorp (formerly Nasdaq: BLFY) (“Blue Foundry”), Rutherford, N.J. As a result of the acquisition, Fulton advances its growth plan in an important market and becomes a $34 billion financial services company.

“We are excited to welcome Blue Foundry Bank customers, employees and shareholders to the Fulton family! Completing the acquisition of Blue Foundry Bancorp marks an exciting milestone,” said Curt Myers, Fulton Chairman, CEO and President. “I am proud of the collaboration between both organizations to ensure a seamless transition for Blue Foundry Bank customers as they join Fulton Bank later this year. Expanding our presence in New Jersey allows us to deepen our impact and continue changing lives for the better in the communities we serve.”

Blue Foundry Bank is expected to operate as a separate, wholly owned subsidiary of Fulton until this summer, when Fulton plans to merge Blue Foundry Bank operations, systems and accounts into its existing banking subsidiary, Fulton Bank, N.A. (“Fulton Bank”). Until the bank merger and systems conversion occur, Blue Foundry Bank customers will continue to bank just as they have been at Blue Foundry Bank locations.

As previously announced and in connection with the acquisition, Fulton will make a $1.5 million contribution to the Fulton Forward® Foundation—designated to provide impact gifts to nonprofit community organizations in New Jersey.

Additional information about the transaction is available in a Current Report on Form 8-K that is being filed by Fulton with the U.S. Securities and Exchange Commission (the “SEC”) simultaneously with the issuance of this press release.

About Fulton Financial Corporation

Headquartered in Lancaster, Pa., Fulton Financial Corporation is a premier community banking organization and a $34 billion asset financial holding company providing a variety of financial services through its subsidiary bank, Fulton Bank, in Pennsylvania, Maryland, Delaware, New Jersey and Virginia and Blue Foundry Bank in New Jersey. At Fulton Financial Corporation, we seek to change lives for the better by building strong customer relationships, providing significant community support and empowering more than 3,500 employees to do the same. Through the Fulton Forward® initiative, we’re helping build vibrant communities. Learn more at www.FultonBank.com. Member FDIC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements.” Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Fulton with respect to Fulton’s acquisition of Blue Foundry (the “Transaction”), the strategic benefits and financial benefits of the Transaction, including the expected impact of the Transaction on Fulton’s future financial performance. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the business of Fulton, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Fulton’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. All forward-looking statements attributable to Fulton, or persons acting on Fulton’s behalf, are expressly qualified in their entirety by the cautionary statements set forth below. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. Fulton undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors relating to the Transaction that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this communication: the possibility that revenue or expense synergies and other expected benefits of the Transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or challenges arising from, the integration of Blue Foundry into Fulton or as a result of the strength of the economy, competitive factors in the areas where Fulton and Blue Foundry do business, or as a result of other unexpected factors or events; reputational risks and potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Transaction; unanticipated challenges or delays in the integration of Blue Foundry’s business into Fulton’s business and/or the conversion of Blue Foundry’s operating systems and customer data onto Fulton’s; and other factors that may affect future results of Fulton, including continued pressures and uncertainties within the banking industry and Fulton’s markets, including changes in interest rates, price fluctuations as well as other market events, and deposit amounts and composition, increased competitive pressures, operational risks, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Fulton operates, and legislative, regulatory, and fiscal policy changes and related compliance costs.

These factors are not necessarily all of the factors that could cause Fulton’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Fulton’s results.

Further information regarding Fulton and factors that could affect the forward-looking statements contained herein can be found in Fulton’s Annual Report on Form 10-K for the year ended December 31, 2025, which is accessible on the SEC’s website at www.sec.gov and in the Investor Relations section of Fulton’s website at www.fultonbank.com, and in other documents Fulton files with the SEC. Information on these websites is not part of this document.